UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

____________________

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

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PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

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California

(State or Other Jurisdiction of Incorporation)

1-10709	95-4300881
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

____________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.  Results of Operations and Financial Conditions

On April 24, 2018, PS Business Parks reported its results of operations and financial condition for the quarter ended March 31, 2018. The full text of the press release is furnished as exhibit 99.1 to this Current Report on Form 8- K. The information in Item 2.02 and Exhibit 99.1 are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)  The Company’s annual meeting of shareholders was held on April 24, 2018.

(b)  The three matters considered for a vote are described in detail in the Company’s proxy statement for the 2018 Annual Meeting filed with the Securities and Exchange Commission on March 23, 2018. The final results for the votes for each proposal are set forth below.

1.  The shareholders elected nine directors to the Board of Directors to hold office until the 2018 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Withheld	Broker Non-Votes
Ronald L. Havner, Jr.	23,906,881	1,211,341	620,846
Maria R. Hawthorne	25,027,004	91,218	620,846
Jennifer Holden Dunbar	24,961,933	156,289	620,846
James H. Kropp	24,822,871	295,351	620,846
Sara Grootwassink Lewis	24,967,910	150,312	620,846
Gary E. Pruitt	25,063,485	54,737	620,846
Robert S. Rollo	24,943,645	174,577	620,846
Joseph D. Russell, Jr.	25,011,733	106,489	620,846
Peter Schultz	25,065,864	52,358	620,846

2.  The shareholders approved the advisory vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,652,916	1,425,936	39,370	620,846

3.  The shareholders ratified the appointment of Ernst & Young LLP as PS Business Parks’ independent registered public accounting firm for the fiscal year ending December 31, 2018 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,592,797	120,621	25,650	-0-

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1:  Press release dated April 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: April 24, 2018

By:	/s/ Maria R. Hawthorne
Maria R. Hawthorne
Chief Executive Officer(a)

____________________________ (a) Ms. Hawthorne is also acting Chief Financial Officer until a successor is appointed.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	PS Business Parks, Inc. Earnings Press Release dated April 24, 2018.